UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported)
July 5, 2016
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BARRACUDA NETWORKS, INC.
(Exact name of registrant as specified in its charter)
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Delaware	001-36162	83-0380411
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
3175 S. Winchester Blvd.
Campbell, California 95008
(Address of principal executive offices, including zip code)
(408) 342-5400
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition.
On July 7, 2016, Barracuda Networks, Inc. (the "Company") issued a press release announcing its financial results for the quarter ended May 31, 2016. In the press release, the Company also announced that it would be holding a conference call on July 7, 2016, to discuss its financial results for the quarter ended May 31, 2016. The full text of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.
This information is intended to be furnished under Item 2.02 of Form 8-K, "Results of Operations and Financial Condition" and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On July 7, 2016, the Company announced that its board of directors had appointed Dustin Driggs to serve as the Company's chief financial officer effective as of August 1, 2016. Mr. Driggs will also serve as the Company’s principal financial officer and principal accounting officer. Mr. Driggs will be replacing David Faugno who, on July 5, 2016, stepped down as the Company's chief financial officer, effective August 1, 2016. Mr. Faugno will continue to serve in an advisory capacity to assist with the transition of his responsibilities and other related matters.
Dustin Driggs, age 45, has served as the Company’s worldwide controller and chief accounting officer since March 2010, and previously served as the Company's director of FP&A from January 2007 to March 2010. From March 2006 to January 2007, Mr. Driggs served as corporate controller of Greenfield Networks Inc., a network infrastructure company. From September 1996 to March 2006, Mr. Driggs served in various finance leadership roles at Cisco Systems, Inc., including as controller of the Network Management Technology Group. Mr. Driggs holds a B.S. in Accounting from Loyola Marymount and an M.B.A. from Santa Clara University.
Mr. Driggs does not have any family relationship with any of the Company's directors or executive officers. Mr. Driggs has no direct or indirect material interest in any transaction or proposed transaction required to be reported under Section 404(a) of Regulation S-K.

Item 9.01	Financial Statements and Exhibits.
(d)    Exhibits.

Exhibit No.	Description
99.1	Press release issued by Barracuda Networks, Inc., dated July 7, 2016

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BARRACUDA NETWORKS, INC.

Date: July 7, 2016	By:	/s/ Diane C. Honda
Diane C. Honda Senior Vice President, General Counsel & Secretary

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press release issued by Barracuda Networks, Inc., dated July 7, 2016